Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Contingencies

12. Contingencies

Employment Agreements

On June 30, 2011, the Company entered into three year executive employment agreements with three stockholders, Brian Keller, Christian Oertle and Daniel Fisher, to serve as our President, Chief Operating Officer and Executive Vice President, respectively. The agreements with Messrs. Keller and Fisher provide for annual salaries of $200,000 each and the agreement with Mr. Oertle provides for an annual salary of $150,000. Pursuant to the terms of the agreements, each of these stockholders is eligible to participate in the Company’s long term incentive compensation programs and is entitled to an annual bonus if the Company meets or exceeds criteria adopted by the Board, subject to certain claw back rights. The agreements provide for payments of six months’ severance in the event of early termination (other than for cause).

On January 30, 2012, Mr. Fisher was removed from his position as Executive Vice President for cause.

On February 3, 2012, Mr. Fisher resigned from his position as a director of the Company.

Leases

The Company leases its facilities under operating leases that expire at various dates.  Total rent expense under these leases is recognized ratably over the initial period of each lease.  Total rent and related expenses under operating leases were $317,282 and $337,329 for the six months ended June 30, 2012 and 2011, respectively, and $142,084 and $178,846 for the three months ended June 30, 2012 and 2011, respectively.  Operating lease obligations after 2011 relate primarily to office facilities.

Litigation

We are not involved in any pending legal proceeding or litigation that we believe would have a material impact upon our business or results of operations except as may be described below.

Aphena Pharma Solutions – Maryland, LLC f/k/a Celeste Contract Packaging, LLC, v. BioZone Laboratories, Inc. and BioZone Pharmaceuticals, Inc. and Daniel Fisher, DISTRICT COURT FOR THE DISTRICT OF MARYLAND NORTHERN DIVISION Case 1:12-cv-00852-WDQ

An action was initiated recently against BioZone Labs, BioZone Pharma and a former officer and director in the United States District Court for the District of Maryland.  The complaint in that matter, which was filed on March 19, 2012, alleges breach of contract and other commercial wrongdoing in connection with a single purchase order issued during early 2010 relating to the development of certain over the counter products to treat cough and cold symptoms.  Although the complaint does not specify the amount of plaintiff’s alleged monetary damages, plaintiff’s payment associated with the purchase order was less than $190,000.  Accordingly, although our investigation into the matter is still in its earliest stages, we do not believe it will have a material impact on our business.   In addition, to the best of our knowledge, no governmental authority is contemplating any proceeding to which we are a party, which would reasonably be likely to have a material adverse effect on our business or results of operations.

Daniel Fisher v. BiZone Pharmaceuticals, Inc., Elliot Maza, Brauser Honig Frost Group, Michael Brauser, Barry Honig, and The Frost Group LLC, United States District Court, Northern District of California, No. 12-03716

On July 16, 2012, Daniel Fisher, a former officer and director of the Company, commenced an action in the United States District Court for the Northern District of California against the Company and certain officers and investors thereof.  Fisher asserts claims for breach of contract, conversion, wrongful termination, and unjust enrichment, and violation of the federal whistleblower statute arising from his former role as an officer and director of the Company and certain contractual agreements that he entered into with the Company.  Mr. Fisher seeks $23 million in damages as against all defendants.

The Company disputes Fisher’s allegations, intends to vigorously defend them, and has filed an action against Fisher in New York described below.

BioZone Pharmaceuticals, Inc. v. Daniel Fisher and 580 Garcia Properties, LLC, Supreme Court of the State of New York, County of New York, No. 652489/2012

On July 18, 2012, the Company commenced an action in New York State Court against Fisher and 580 Garcia Properties, LLC alleging breach of contract, breach of fiduciary duty, negligence, and fraud claims arising from Fisher’s former role as an officer and director of the Company.  The Company is seeking $2 million in damages, together with the cancellation of 6.65 million shares of the Company’s stock, and Fisher’s forfeiture of property located at 580 Garcia Avenue, Pittsburg, CA, which property is used by the Company as a warehouse facility.

NOTE 12 – Contingencies

Employment Agreements

On June 30, 2011, the Company entered into three year executive employment agreements with three stockholders, Brian Keller, Christian Oertle and Daniel Fisher, to serve as our President, Chief Operating Officer and Executive Vice President, respectively. The agreements with Messrs. Keller and Fisher provide for annual salaries of $200,000 each and the agreement with Mr. Oertle provides for an annual salary of $150,000. Pursuant to the terms of the agreements, each of these stockholders is eligible to participate in the Company’s long term incentive compensation programs and is entitled to an annual bonus if the Company meets or exceeds criteria adopted by the Compensation Committee of the Board, subject to certain claw back rights. The agreements provide for payments of six months’ severance in the event of early termination (other than for cause).

Leases

The Company leases its facilities under operating leases that expire at various dates.  Total rent expense under these leases is recognized ratably over the initial renewal period of each lease. The following table presents future minimum lease commitments under non-cancelable operating leases at December 31, 2011:

2012	$466,414
2013	442,623
2014	442,623
2015	211,022
2016	63,481
Thereafter	-
$1,626,163

Total rent and related expenses under operating leases were $411,551 and $403,669 for the years ended December 31, 2011, 2010 respectively. Operating lease obligations after 2011 relate primarily to office facilities

Litigation

We are not involved in any pending legal proceeding or litigation that we believe would have a material impact upon our business or results of operations.  An action was initiated recently against BioZone Labs, BioZone Pharma and a former officer and director in the United States District Court for the District of Maryland.  The complaint in that matter, which was filed on March 19, 2012, alleges breach of contract and other commercial wrongdoing in connection with a single purchase order issued during early 2010 relating to the development of certain over the counter products to treat cough and cold symptoms.  Although the complaint does not specify the amount of plaintiff’s alleged monetary damages, plaintiff’s payment associated with the purchase order was less than $190,000.  Accordingly, although our investigation into the matter is still in its earliest stages, we do not believe it will have a material impact on our business.   In addition, to the best of our knowledge, no governmental authority is contemplating any proceeding to which we are a party, which would reasonably be likely to have a material adverse effect on our business or results of operations.